SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report: February 9, 2000

                                 Equity AU, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                (State or Other Jurisdiction of Incorporation)


             00-17520                             75-2276137
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     (Commission File Number)        (IRS Employer Identification Number)


            Suite 304, 1050 Chinoe Rd.  Lexington, KY    40502
            ----------------------------------------  ----------
            (Address of Principal Executive Offices)  (Zip Code)


                                 (606) 268-4446
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                (Registrant's Phone Number, Including Area Code)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         In August 1999 a total of 5,516,667 shares of the common stock of the Company were acquired by Mr. Frank G. Dickey, Jr. This acquisition represents 33% of the issued and outstanding shares of the common stock of the Company. The consideration paid for such shares was the satisfaction of a loan from Kentrust, Inc. (wholly owned by Frank G. Dickey, Jr.) to a shareholder to the Company and secured by the common stock (5,516,667 shares) of such shareholder. The Company then reorganized and Mr. Dickey became President, Chief Executive Officer, and a Director of the Company. Mr. James Arch remains as Chairman of the Board and a Director. Mr. Arch owns or controls 7,148,126 shares of the common stock of the Company, representing 47.6% of the issued and outstanding common shares. At that time, the Company also changed its name from Equity AU, Inc. to Equity Technologies & Resources, Inc. to reflect the new direction and focus of the Company. The following were also selected as Directors until such time as their successors are duly elected: Frank G. Dickey, Jr., James Arch, and Bruce Beckman. The Board also appointed the following to serve as Officers of the Company: John Collins, Chief Financial Officer; Laura White, Corporate Secretary; and David Rippetoe, Vice President of Strategy and Technology.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         N/A

ITEM 5.  OTHER EVENTS

         THE COMPANY

         Equity Technologies & Resources Inc. (the "Company") is a Delaware corporation. It is a public corporation trading under the symbol "EQAU" listed on the OTC BB exchange. It is a development stage company which was previously engaged in the exploration and mining of certain metals and minerals. The company ceased mining activity in December, 1996.

         The defining characteristics of Equity Technology and Resources, Inc. ("Equity Technology" or "Company")at the present time are its diversified business holdings and its decentralized management structure. The Company now serves as a strategic holding company.

         The central corporate functions consist of strategy development, financial allocations, marketing support, strategic controlling, acquisitions, mergers, spin-offs, filling key management positions and maintaining constructive dialogue with shareholders and the public. Although most day to day operating decisions lie solely within the management of the Partner Companies, Equity Technology management retains significant control of Capital budgets and marketing expenses. Their focus is on business aims for leading market positions and international orientation to ensure a constant and significant increase in profits on a long-term basis. To enhance the likelihood of future success, the Company has established value oriented management at all operational levels, including all Partner Companies and their business units.

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

         BUSINESS

         Equity Technology is a group of Partner Companies with a well defined corporate structure. Its core businesses are in specialized systems applications, business-to-business e-commerce and interactive voice and speech recognition enhancements for existing applications and adding value to products for resale. This provides the company with the opportunity to assume leading positions in the healthcare industry, financial and investment community, education, and internet business.

         As the company develops, it will acquire technology related companies. The Company will add to a solid portfolio of profitable companies yielding a formidable return on investment. Through proven quantitative and qualitative research methodologies, Equity Technologies will seek brand new Internet and niche market companies that need additional financing and market focus. The Company believes that it can build or identify companies that are positioned to succeed. The operating strategy of the Company is to integrate the Partner Companies into a collaborative network that leverages the collective knowledge and resources of Equity Technology, while obtaining an above average return on investment.

         The Company intends to generate sales through its diversified, yet strikingly integrated revenue base. Each Partner Company alone has the opportunity to dominate its market. With Equity Technologies cross-marketing opportunities, the possibilities are virtually endless. The goal is to maximize shareholder value through the pursuit of strategies that have the greatest probability of above-average returns. The Company will seek at least a 30% return on all invested capital through it's wholly owned subsidiaries or any venture funding.

         MANAGEMENT

         Frank G. Dickey, Jr. is the President of Equity Technologies & Resources. In his tenure in this position he has re-structured and re-focused the direction of the Company. Drawing on his legal background and experience, Mr. Dickey has organized a strategic management holding company, with a well balanced, diversified business portfolio. Although Mr. Dickey has been a trial lawyer, corporate attorney, and practiced extensively in the areas of real estate, corporate finance, securities, and business law, he has considerable experience in business management and administration.

         John F. Collins is the Chief Financial Officer at Equity Technologies & Resources. He is a graduate of the University of Miami of Ohio. His background is in education, real estate development and construction, property management, and business operations. Mr. Collins is well versed in the industrial development bond arena as well as corporate finance. He also has considerable experience in governmental relations both with federal, state, and local agencies.

         Laura G. White is the Corporate Secretary of Equity Technologies, and also is responsible for investor relations. She has past experience in bank marketing, membership education and spokesperson training for the Kentucky Association of Realtors, and was Executive Director of Public Affairs for the Kentucky Transportation Cabinet, in which she gained extensive experience in media relations. She is a graduate of the University of Kentucky with a B.S. Home Economics and the Kentucky School of Banking. Ms. White brings extensive experience with the media and the general public.

         David Rippetoe is Vice-President of Strategic Planning and Technology for Equity Technologies. He has worked in Business Development on an international level for Profoam International, a plastics machinery company, and most recently in Sales with Inacom (ICO) a leading information technology integrator. With both firms he has gained considerable experience in sales and marketing of capital equipment, telecommunications, and technology. Mr. Rippetoe graduated from the University of Kentucky with a B.S. in Education and has a M.B.A. from Xavier University. He has an excellent working knowledge of current computer technology as well as experience in investments.

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

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         N/A

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial statements of business required
              N/A

         (b)  Pro forma financial information
              N/A

         (c)  Exhibits
              N/A

ITEM 8.  CHANGE IN FISCAL YEAR

         N/A

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                                   SIGNATURES
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY TECHNOLOGIES & RESOURCES, INC.



By:    /s/ Frank G. Dickey
       -------------------------
       Frank G. Dickey
Title: President

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